SECOND ADDENDUM TO THE JUNE 4, 1996

FACS CREDIT SERVICES AND LICENSE AGREEMENT

BETWEEN

GE CAPITAL CONSUMER CARD CO. ("GE BANK"),

GENERAL ELECTRIC CAPITAL CORPORATION ("GE CAPITAL") (COLLECTIVELY, "GE PARTIES") AND

FACS GROUP, INC. ("FACS")

This amendment (hereinafter referred to as "Second Addendum") dated as of November 11, 2001, is made to that certain agreement of June 4, 1996 described above ("Services Agreement"), by and between the GE PARTIES and FACS, pursuant to Section 9.3 of the Services Agreement. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Services Agreement

WITNESSETH:

WHEREAS, GE Capital is the owner of the GE/Macy's Commercial Accounts and GE BANK is the owner of the GE/Macy's Accounts;

WHEREAS, the GE PARTIES and FACS have entered into the Services Agreement for purposes of setting forth the terms and conditions that govern the provision of certain services by FACS to the GE PARTIES; and

WHEREAS, the GE PARTIES and FACS desire to amend the Services Agreement to expand the type of services provided by FACS to the GE PARTIES;

NOW THEREFORE, and for the avoidance of doubt, in consideration of the terms and mutual covenants contained herein and in the Services Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties hereby agree as follows:

  Service Fees. The number "0.7%" in the first sentence of Section 3.4 is deleted and replaced with the number "1.20%".
  Additional FACS Services. Section I of Exhibit A is amended to add the following new paragraphs:

"7. Billing Statement Production

7.1. Provide billing statement processing services as described below and in accordance with the technical specifications and billing cycle timeframes established between FACS and the GE Parties.

(i) Receive and process the electronic periodic billing statement file.

(ii) Trim, burst and fold all periodic billing statements.

(iii) Insert all periodic billing statements as described in Section 8.2 below.

(iv) Place required postage on all periodic billing statement envelopes.

(v) Presort all qualified mail.

(vi) Seal and deliver all periodic billing statement envelopes to US Postal Service.

8. Billing Statement Mailing

8.1. Insert marketing material approved by the GE Parties and received by FACS in usable form that conforms to materials specifications of FACS into the designated periodic billing statements. The inserts are to be distributed within the periodic billing statement in the following order:

(i) First, any inserts or messages that the GE Parties, in their sole judgment, determine are required by Law to be included in a periodic billing statement shall be included and shall have priority over all other inserts and messages;

(ii) Second, any inserts or messages that any FDS Company is contractually required to include in a periodic billing statement shall be included;

(iii) Third, any inserts or messages that FDS, in its sole discretion, determines should be included in a periodic billing statement shall be included; and

(iv) Fourth, any inserts or messages with respect to programs approved by FDS and GE Bank for inclusion in a periodic billing statement shall be included.

8.2. Mail periodic billing statements within the timeframe required by Section II of this Exhibit A..

8.3. Exercise reasonable quality control review of periodic billing statements.

8.4. In the event of any material disruption in periodic billing statement services, FACS will use commercially reasonable efforts to notify the GE Parties of such disruption on the same business day, and, in any event will provide notice as promptly as practicable.

8.5. Provide the following reporting for the periodic billing statement services:

Daily statement status report by Division of cycles billed, mailed and quantity.

8.6. Notwithstanding the above, FACS will also be responsible for inventory control, warehousing of the periodic billing statements and associated materials.

9. Credit Card Production

9.1. FACS will emboss and encode GE /Macy's Credit Cards and credit cards for other FDS Serviced Accounts as described below and in accordance with the technical specifications and credit card production schedules established between FACS and GE Bank.

(i) Receive and process the electronic Credit Card file.

(ii) Emboss two (2) lines of data unless otherwise specified.

(iii) Magnetically encode the cards.

(iv) Print the customer information on the Credit Card card carrier form.

(v) Data match the Credit Cards and the Credit Card card carriers.

(vi) Insert as described in Section 10.2 below.

(vii) Trim, burst and fold the Credit Card card carriers.

(viii) Insert the Credit Card card carriers into the Credit Card card carrier envelopes.

(ix) Place required postage on the Credit Card card carrier envelopes.

(x) Seal and deliver all Credit Card card carrier envelopes to US Postal Service.

9.2. GE/Macy's Credit Cards shall be in the design and format jointly established by GE Bank and FACS and shall include the Macy's Tradename.

10. Credit Card Mailing

10.1. Mail Credit Cards along with terms and conditions and other inserts required by law within the timeframe required by Section II of this Exhibit A.

10.2. Insert marketing material approved by GE Bank that conforms to materials specifications of FACS into the envelope carrying the designated Credit Card card carrier. The inserts are to be included with the Credit Card card carrier in the following order:

(i) First, any inserts or messages that GE Bank, in its sole judgment, determines are required by Law to be included in a Credit Card card carrier shall be included and shall have priority over all other inserts and messages;

(ii) Second, any inserts or messages that any FDS Company is contractually required to include in a Credit Card card carrier shall be included;

(iii) Third, any inserts or messages that FDS, in its sole discretion, determines should be included in a Credit Card card carrier shall be included; and

(iv) Fourth, any inserts or messages with respect to programs approved by FDS and GE Bank for inclusion in a Credit Card card carrier shall be included.

10.3. Exercise reasonable quality control review of Credit Cards.

10.4. In the event of any material disruption in credit and production or mailing services, FACS will use commercially reasonable efforts to notify the GE Parties of such disruption on the same business day, and, in any event will provide notice as promptly as practicable.

10.5. Provide the following reporting for the Credit Card services:

(i) Daily report giving the status of GE/Macy's Credit Cards produced and mailed.

(ii) Monthly report giving the inventory of all collateral that is specifically identified and used only for or in connection with GE/Macy's Accounts, including reconciliation of any lost and damaged materials; and

(iii) Monthly reporting analyzing GE/Macy's Credit Cards embossed and mailed.
      Notwithstanding the above, FACS will also be responsible for inventory control, warehousing of the Credit Cards and associated materials, and providing adequate security for all credit cards.
  Additional Services Standards. Section II of Exhibit A is amended to add the following new paragraphs:

Billing Statement Production	Within the timeframe required by law including Regulation Z.
Credit Card Production Mailing	Within the timeframe required by law including Regulation B.

  Term and Termination. The provisions of this Addendum shall commence on the date hereof and shall expire simultaneously with the termination of the Services Agreement.
  Integration and Amendment. This Second Addendum and the underlying Services Agreement constitute the entire understanding between the parties with respect to the subject matter hereof and merge and supersede any inconsistent course of conduct, course of performance, course of dealing, usage of trade, previous agreements, representations, understandings, quotations, negotiations and discussions, either oral or written, between the parties hereto with respect to the subject matter hereof, and may not be modified unless done so in writing, signed by GE BANK, GE CAPITAL and FACS representatives authorized to so amend this Second Addendum. Each party acknowledges that it has not been induced to enter into this Second Addendum by any representations or promises not specifically stated and/or incorporated herein. In the event of any inconsistency between this Second Addendum and the Services Agreement on the above subject matter, the terms of this Second Addendum shall prevail and be adhered to by the parties.

IN WITNESS WHEREOF, each of the parties hereto has caused this Second Addendum to be executed as of the date first written above and to be appended to the Services Agreement as an addendum to the said June 4, 1996 Services Agreement.

GENERAL ELECTRIC CAPITAL CORPORATION	FACS GROUP, INC.
By:/s/ Edward Brandt	By:/s/ Amy Hanson
Name: Edward C. Brandt	Name: Amy Hanson
Title: Vice President - Macy's	Title: President, Credit Services
Date: November 11, 2001	Date: November 11, 2001

GE CAPITAL CONSUMER CARD CO.
By: /s/ Edward Brandt
Name: Edward C. Brandt
Title: Executive Vice President
Date: November 11, 2001

Agreed and acknowledged:
FEDERATED DEPARTMENT STORES, INC.	FDS BANK
By:/s/ John Sims	By:/s/ James Amann
Name: John R. Sims	Name: James J. Amann
Title: Vice President	Title: Chairman and CEO
Date: November 11, 2001	Date: November 11, 2001